UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) December 29, 2006

PHOTRONICS, INC.

(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 1.01 Entry Into a Material Definitive Agreement

On December 29, 2006, Photronics, Inc. (“Photronics”) and Soo Hong Jeong extended for one additional year the Employment Agreement of Soo Hong Jeong, Chief Operating Officer, President – Asia Operations effective October 29, 2006 (October 29, 2006 - October 28, 2007). The Employment Agreement was originally entered into between Photronics and Mr. Jeong on August 24, 2001, and was subsequently amended on March 18, 2004, November 28, 2005 and June 9, 2006. The Extension Letter Agreement was executed by Mr. Jeong on December 29, 2006 and is attached as Exhibit 10.1.

Exhibit 10.1 Extension Letter Agreement to Employment Agreement executed by Mr. Jeong on December 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE December 29, 2006	BY	/s/ Edwin L. Lewis
Edwin L. Lewis
Senior Vice President, General Counsel and Secretary

PHOTRONICS, INC.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Extension Letter Agreement to Employment Agreement executed by Mr. Jeong on December 29, 2006.